Exhibit 4.2


                  THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM

                                   to access
                     SINGLE-ADVISOR MANAGED FUTURES FUNDS

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                        PROGRAM SUBSCRIPTION AGREEMENT

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                  Units of Limited Liability Company Interest
             Minimum Investment in any FuturesAccess Fund: $10,000


                   Merrill Lynch Alternative Investments LLC
                          Princeton Corporate Campus
                            800 Scudders Mill Road
                                  Section 2G
                         Plainsboro, New Jersey 08536
                        (866) MER-ALTS; (866) 637-2587

     The completed Program Subscription Agreement Signature Page (attached hereto) must be delivered to your Financial Advisor.

      A completed Purchase and Exchange Form Signature Page must also be delivered to your Financial Advisor in order for your subscription or exchange to be processed.

   If you have any questions about how to complete the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page, please contact your Merrill Lynch Financial Advisor or a representative of
 Merrill Lynch Alternative Investments LLC at (866) MER-ALTS; (866) 637-2587.

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          THE FUTURESACCESS FUNDS AVAILABLE THROUGH THE MERRILL LYNCH
       FUTURESACCESS(SM) PROGRAM ARE SPECULATIVE, ILLIQUID INVESTMENTS.
             THE UNITS ARE ONLY SUITABLE FOR A LIMITED PORTION OF
                       THE RISK SEGMENT OF A PORTFOLIO.

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                                Selling Agent:

              Merrill Lynch, Pierce, Fenner & Smith Incorporated

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                      FOR THE USE OF U.S. INVESTORS ONLY

                  THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                   to access
                     SINGLE-ADVISOR MANAGED FUTURES FUNDS


                        PROGRAM SUBSCRIPTION AGREEMENT
                         For the Use of U.S. Investors

         How to Invest in the Merrill Lynch FuturesAccess(SM) Program

General

Merrill Lynch Alternative Investments LLC ("MLAI") has attempted to minimize the paperwork normally associated with Investors participating in private placements in general and in the Merrill Lynch FuturesAccess(SM) Program ("FuturesAccess") in particular. All information which Investors must complete is included in the Program Subscription Agreement Signature Page and the Purchase and Exchange Form Signature Page. The Program Subscription Agreement Signature Page must be completed only once (unless your Financial Advisor otherwise requests). Acceptance of your Program Subscription Agreement entitles you to participate in any fund included in FuturesAccess (a "FuturesAccess Fund"), including any new FuturesAccess Funds added in the future (subject to availability).

Investors participating in the FuturesAccess Funds through both taxable and tax-exempt accounts must submit separate Program Subscription Agreement Signature Pages for each such account (unless your Financial Advisor informs you otherwise).

When (or any time after) you submit your Program Subscription Agreement Signature Page, you must also submit a Purchase and Exchange Form Signature Page selecting the specific FuturesAccess Fund(s) into which you wish to invest or exchange. Unless your Financial Advisor otherwise requests, there is no need to submit a Program Subscription Agreement Signature Page for each FuturesAccess Fund investment or exchange. You need only identify your selection on a Purchase and Exchange Form Signature Page.

Only the detachable Signature Page to this Program Subscription Agreement and to the Purchase and Exchange Form need be submitted, not the full Program Subscription Agreement or Purchase and Exchange Form.

If you have any questions as to how to complete either the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page, or need additional Program Subscription Agreements or Purchase and Exchange Forms, please contact your Financial Advisor or:

                   Merrill Lynch Alternative Investments LLC
                          Princeton Corporate Campus
                            800 Scudders Mill Road
                                  Section 2G
                         Plainsboro, New Jersey 08536
                        (866) MER-ALTS; (866) 637-2587

Your Financial Advisor must countersign both your Program Subscription Agreement Signature Page and your Purchase and Exchange Form Signature Page. Give the Signature Pages to your Financial Advisor to send to MLAI.

Steps to investing:

     1.  Read and carefully review this Program Subscription Agreement.

     2.  Complete and detach the Program Subscription Agreement Signature
         Page.

     3. Give the completed Program Subscription Agreement Signature Page to your Financial Advisor. Your Financial Advisor will review and countersign this Signature Page and forward it to MLAI.


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     4. Read and carefully review the Part One (A) Confidential Program Disclosure Document: FuturesAccess(SM) Program General Information, the Part Two Confidential Program Disclosure Document: Statement of Additional Information and the Part One (B) Confidential Program Disclosure Document: Trading Advisor Information (collectively, the "Confidential Program Disclosure Document"), including the description of each FuturesAccess Fund into which you are considering investing or exchanging.

     5. Consult with your Financial Advisor as to which of the FuturesAccess Funds are suitable for your portfolio.

     6. Complete and detach the Purchase and Exchange Form Signature Page indicating the FuturesAccess Funds you have selected.

     7. Give the completed Purchase and Exchange Form Signature Page to your Financial Advisor. Your Financial Advisor will review and countersign this Signature Page and forward it to MLAI.

     8. To exchange among FuturesAccess Funds, complete a Purchase and Exchange Form Signature Page and submit it to your Financial Advisor no less than 45 days before the proposed calendar quarter-end (or month-end, in certain cases) for the exchange.

     9. Your Financial Advisor will inform you of when your Merrill Lynch Account will be debited in the amount of your investments in FuturesAccess (in the case of subscriptions), as well as of when any exchange will be effective.

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         The Subscriber may invest in FuturesAccess through taxable accounts as well as through IRA and other tax-exempt accounts. Investments by the Subscriber and by related tax-exempt as well as taxable accounts (including certain investments for the benefit of immediate family members of the Subscriber) may be combined for purposes of meeting FuturesAccess (but not individual FuturesAccess Fund) minimums. A separate Program Subscription Agreement Signature Page must be completed for each such account.

         The Subscriber should indicate on the Program Subscription Agreement Signature Page as well as on each Purchase and Exchange Form Signature Page whether the Subscriber is investing together with any related accounts.
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The detachable Program Subscription Agreement Signature Page attached hereto should be completed and delivered to your Financial Advisor, together with the Purchase and Exchange Form Signature Page identifying the FuturesAccess Funds in which you wish to invest.

The Purchase and Exchange Form is a separate document with its own detachable Signature Page.


                                U.S. Investors
                                      -2-

                  THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                   to access
                     SINGLE-ADVISOR MANAGED FUTURES FUNDS


                        PROGRAM SUBSCRIPTION AGREEMENT
                         For the Use of U.S. Investors

This Program Subscription Agreement relates to your participation in FuturesAccess. A number of different FuturesAccess Funds are included in FuturesAccess. In addition to the Program Subscription Agreement Signature Page (attached hereto), you must also submit a Purchase and Exchange Form Signature Page (attached to the Purchase and Exchange Form) identifying the particular FuturesAccess Fund(s) into which you wish to invest or exchange. You must submit a new Purchase and Exchange Form Signature Page each time you invest or exchange into a new FuturesAccess Fund. Following initial completion of the Program Subscription Agreement, you need only submit a new Program Subscription Agreement Signature Page if so requested by your Merrill Lynch Financial Advisor.

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This Program Subscription Agreement relates to your subscription to one or more of the FuturesAccess Funds.

Each Investor must also complete a Purchase and Exchange Form Signature Page indicating the specific FuturesAccess Fund(s) to which such Investor wishes to subscribe, and acknowledging receipt of the Confidential Program Disclosure Document, as well as the FuturesAccess Fund Descriptions and the FuturesAccess Fund Offering Documents relating to such FuturesAccess Fund(s).

By completing and executing the Program Subscription Agreement Signature Page, the undersigned (the "Subscriber") is confirming that the Subscriber has the level of financial sophistication necessary to evaluate the merits and risks of specialized, non-traditional investments such as the FuturesAccess Funds, and understands that the speculative and illiquid nature of an investment in one or more of the FuturesAccess Funds makes such investment appropriate only for a limited portion of the Subscriber's portfolio.

The Subscriber also understands and agrees that, although MLAI will use its reasonable efforts to keep the information provided in each Program Subscription Agreement Signature Page and each Purchase and Exchange Form Signature Page strictly confidential, one or more FuturesAccess Funds and/or MLAI may present the Program Subscription Agreement Signature Page as well as the Purchase and Exchange Form Signature Page and the information provided therein to such parties as MLAI deems advisable if called upon to establish the availability under any applicable law of an exemption from registration for the FuturesAccess Funds' units of limited liability company interest (the "Units"), or compliance with applicable law by any of the FuturesAccess Funds, MLAI or any of their respective affiliates, or if such information is or may be relevant to an issue in any action, suit or proceeding to which any FuturesAccess Fund, MLAI or any of their respective affiliates are a party or by which they are or may be bound, or upon the request of any regulatory, governmental or self-regulatory authority.

Capitalized terms used but not defined herein will have the meaning assigned to them in the Confidential Program Disclosure Document.


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                                      S-1

I. Representations, Warranties and Agreements of the Subscriber. As an inducement to MLAI to accept the Subscriber's Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page submitted by the Subscriber, the Subscriber represents and warrants to MLAI and the applicable FuturesAccess Fund(s) as follows:

A.   Authority and Eligibility

     (1) If an individual, the Subscriber (including each individual joint Subscriber) is at least 21 years old and is legally competent to execute and deliver the Program Subscription Agreement Signature Page and the Purchase and Exchange Form Signature Page and to comply with the terms of this Program Subscription Agreement and the Purchase and Exchange Form, as well as to discharge the Subscriber's obligations to FuturesAccess.

          If an Entity (e.g., a corporation, partnership, limited liability company or trust), the Subscriber is duly authorized and qualified to become an Investor. If the Subscriber is a passive investment vehicle, the sponsor of the Subscriber either is duly registered as a "commodity pool operator" with the Commodity Futures Trading Commission and a member in good standing of the National Futures Association in such capacity or is exempt from such registration.

     (2) The person (the "Signatory"; the Subscriber and the Signatory to be referred to collectively as the Subscriber, unless the context otherwise requires) executing and delivering the Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page or making an investment or exchange into or from any FuturesAccess Fund on behalf of the Subscriber has been duly authorized by the Subscriber to do so. The Subscriber has full right and power to comply with the terms of this Program Subscription Agreement and the Purchase and Exchange Form, as well as to discharge its obligations to FuturesAccess, including under the General Form of Operating Agreement of the FuturesAccess Fund (the "Operating Agreement").

          Entity Subscribers must confirm that they are authorized to invest in the FuturesAccess Funds, each of which is a speculative, non-traditional investment. Many Entity investors may not, in fact, be authorized -- pursuant to their charter documents, investment policies or other applicable provisions -- to invest in the FuturesAccess Funds.

     (3) The Subscriber has had substantive business dealings with Merrill Lynch and/or a Merrill Lynch Financial Advisor for at least six months, and believes that Merrill Lynch and/or the Subscriber's Merrill Lynch Financial Advisor should have sufficient information to be able to assess the Subscriber's financial position, knowledge and sophistication.

     (4) The Subscriber (and the Subscriber's financial advisors, if any) has sufficient knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in a FuturesAccess Fund and of making an informed investment decision regarding the purchase of the Units, and the Subscriber is able to bear the economic risk of a speculative investment such as the FuturesAccess Funds, including the risk of losing the Subscriber's entire investment. The Subscriber understands that investment in the FuturesAccess Funds is suitable only for a limited portion of the risk segment of the Subscriber's portfolio.

     (5) The Subscriber (and the Subscriber's financial advisors, if any) will (i) receive and carefully review a copy of the Confidential Program Disclosure Document, the FuturesAccess Fund Descriptions and the FuturesAccess Fund Offering Documents relating to each FuturesAccess Fund in which the Subscriber proposes to invest, and
          (ii) carefully evaluate and understand the various risks of such investment before submitting a Purchase and Exchange Form Signature Page to subscribe to such FuturesAccess Fund. The Subscriber will only do so if the Subscriber can afford to bear such risks.


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     (6) The Subscriber (and the Subscriber's financial advisors, if any) has been furnished with any materials the Subscriber has requested relating to any FuturesAccess Fund, its proposed operations, the private placement of the Units, the Trading Advisors and any other matters related thereto.

     (7) If the Subscriber is an Entity, the Subscriber was not formed for the specific purpose of investing in any FuturesAccess Fund and no more than 40% of its assets are invested in any FuturesAccess Fund, investors in the Subscriber participate in investments made by the Subscriber on a pro rata basis in accordance with each such investor's interest in the Subscriber (except as necessary to comply with applicable laws or regulations), and the Subscriber's assets are not considered to constitute assets of any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), regardless of whether such employee benefit plan is subject to ERISA, or any "plan" as defined in
          Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), regardless of whether such plan is subject to Section 4975 of the Code.

     (8) If the Subscriber is an insurance company using assets of its general account to purchase Units, the Subscriber hereby represents and warrants that the percentage of such assets used to purchase the Units of any FuturesAccess Fund that represents the assets of "employee benefit plans" does not exceed the percentage indicated on the Program Subscription Agreement Signature Page.

B.   Restrictions on Exchanges and Transfers

     (1) The Subscriber acknowledges that MLAI is under no obligation to maintain the Exchange Privilege of FuturesAccess and that such Exchange Privilege may be terminated at any time. The Subscriber must not invest in any FuturesAccess Fund in reliance on the continuation of the Exchange Privilege.

     (2) Certain FuturesAccess Funds may be subject to redemption fees and/or other liquidity restrictions. In the event that one or more FuturesAccess Funds suspend redemptions or the calculation of net asset value, the Exchange Privilege with respect to such FuturesAccess Fund(s) will also be suspended.

     (3) The Subscriber acknowledges that: (i) the transfer of the Subscriber's Units is subject to restrictions in the Operating Agreement and requires the approval of MLAI, which approval may be withheld in its sole discretion; (ii) the Units may not be transferred to any person that is not an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act")); (iii) investments in the FuturesAccess Funds are illiquid; (iv) no market exists for the Units, and none is expected to develop; and (v) no FuturesAccess Fund will be listed on any exchange or otherwise regularly traded.

C.   Disclosures

     (1) The Subscriber confirms that none of MLAI, the FuturesAccess Funds, the Trading Advisors, the Selling Agent or any associate, affiliate, representative or advisor of any of the foregoing, guarantees the success of an investment in any FuturesAccess Fund or that substantial losses will not be incurred on such investment.

     (2) The Subscriber understands that the Selling Agent is not guaranteeing or assuming responsibility for the operation or possible liabilities of MLAI, any FuturesAccess Fund or any Trading Advisor.

     (3) The Subscriber understands that MLAI is an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), as well as an affiliate of the Selling Agent. The Subscriber further understands that MLAI may assign its interest as Sponsor or Program Manager as described in the Operating Agreements of the FuturesAccess Funds.


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     (4) The Subscriber understands that, as disclosed in the Confidential Program Disclosure Document, MLPF&S receives substantial brokerage commissions from the FuturesAccess Funds. Such brokerage commissions were not negotiated at arm's-length.

     (5) The Subscriber acknowledges and agrees to the investment of the FuturesAccess Funds' cash as described under "Interest Income Arrangements" in the Part One (A) Confidential Program Disclosure
          Document: FuturesAccess(SM) Program General Information.

     (6) The Subscriber acknowledges and understands that Merrill Lynch may make the K-1s prepared for the Subscriber in connection with the Subscriber's investments in the Program Fund(s) accessible to the Subscriber's Merrill Lynch Financial Advisor, and consents to its Financial Advisor having access to the Subscriber's K-1s.

D.   Tax Issues

     (1) The Subscriber confirms, under penalty of perjury, that the Subscriber is a U.S. Person, as such term is defined in Section 7701(a)(30) of the Code, and the Subscriber undertakes to advise the FuturesAccess Fund and MLAI promptly in writing if the Subscriber is no longer a U.S. Person during the term of the Subscriber's investment in the FuturesAccess Fund. The Subscriber understands that if at any time it ceases to be a U.S. Person, it may be subject to U.S. withholding tax or other consequences as well as being required to redeem out of the Program.

     (2) The Subscriber confirms that, unless otherwise indicated in Section 8 of the Program Subscription Agreement Signature Page, the Subscriber is not subject to backup withholding. The Subscriber understands that the Program will not accept subscriptions from the Subscriber if the Subscriber is subject to backup withholding.

E.   Accuracy and Updating of Subscriber Information

     (1) The Subscriber represents that all the information, financial or otherwise, which the Subscriber has furnished to MLAI, the Selling Agent or the Subscriber's Merrill Lynch Financial Advisor in connection with subscribing for Units in any FuturesAccess Fund, or which is set forth on the Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page, including all representations, warranties and agreements contained herein, is correct and complete as of the date on which such information was furnished, and if there should be any material change in such information, the Subscriber will immediately notify MLAI and the Selling Agent and furnish such revised or corrected information to MLAI.

     (2) The Subscriber agrees that the representations, warranties and agreements contained in this Program Subscription Agreement or a Purchase and Exchange Form Signature Page, including all representations, warranties and agreements contained therein, shall be deemed to be repeated as of the date the Subscriber purchases Units of any FuturesAccess Fund.

     (3) The Subscriber agrees that the representations, warranties and agreements contained in this Program Subscription Agreement, and all other information regarding the Subscriber set forth on the Program Subscription Agreement Signature Page, or the relevant Purchase and Exchange Form Signature Page(s), and any or all other information which the Subscriber discloses to his or her Merrill Lynch Financial Advisor, may be used as a defense in any actions relating to any FuturesAccess Fund or the offering of its Units, and that it is only on the basis of such representations, warranties, agreements and other information that MLAI may be willing to accept the Subscriber's subscription to any FuturesAccess Fund.


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F.   Trustees, Agents, Representatives and Nominees

     If the Subscriber is acting as trustee, agent, representative or nominee for an investor (a "Beneficial Owner"), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (A) with respect to the Subscriber and
     (B) with respect to the Beneficial Owner. The Subscriber further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and deliver the Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page as well as to invest in any FuturesAccess Fund. The Subscriber also agrees to indemnify each FuturesAccess Fund, MLAI and their respective affiliates and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from any misrepresentation or misstatement of the Subscriber contained herein or therein or made by the Subscriber to the Subscriber's Merrill Lynch Financial Advisor, or the assertion of the Subscriber's lack of proper authorization from the Beneficial Owner to execute and deliver the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page or to discharge the Subscriber's obligations hereunder or thereunder.

G.   Money Laundering Prevention

     The Subscriber's subscription monies were not derived from activities that may contravene United States (federal or state) or international anti-money laundering laws and regulations. The Subscriber is not (i) an individual, entity or organization named on a United States Office of Foreign Assets Control ("OFAC") "watch list" and does not have any affiliation with any kind of such individual, (ii) a foreign shell bank,
     (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the Financial Action Task Force or (iv) a senior foreign political figure,(1) an immediate family member(2) or close associate(3) of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001.(4) The Subscriber agrees to promptly notify MLAI should it become aware of any change in the information set forth in this representation. The Subscriber acknowledges that, by law, MLAI may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and MLAI may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber represents and warrants that all of the information which it has provided to the Program in connection with the Subscription Document is true and correct, and agrees to provide any information MLAI or its agents deem necessary to comply with its anti-money laundering program and related responsibilities from time to time. If the Subscriber has indicated in these Subscription Documents that it is an intermediary subscribing in the Program as a record owner in its capacity as agent, representative or nominee on behalf of one or more underlying investors ("Underlying Investors"), it agrees that the representations, warranties and covenants are made by it on behalf of itself and the Underlying Investors.

II. Further Advice and Assurances. The Subscriber agrees to provide additional information regarding its investment experience, financial position or otherwise, to MlAI or the Selling Agent, as they may reasonably request.

________________________
(1) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(2) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

(3) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(4) The United States "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001", Pub. L. No. 107-56 (2001).


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     If the Subscriber is an Entity, MLAI, in its sole discretion, may require the Subscriber to submit a copy of its articles of incorporation, by-laws, authorizing resolution, partnership agreement, trust agreement, operating agreement or other related documents, as the case may be. Alternatively, Entities may be required to submit an opinion of counsel to the effect that the investment proposed to be made in the FuturesAccess Fund(s) by the Subscriber is authorized.

III. Subscriber Eligibility. THE SUBSCRIBER WILL BE REQUIRED TO INDICATE ON THE PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE WHICH OF THE FOLLOWING REQUIREMENTS THE SUBSCRIBER SATISFIES IN ORDER TO QUALIFY AS AN "ACCREDITED INVESTOR," AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT.

A.   Accredited Investor Requirements

     Individual Subscribers

     (1) An individual that has an individual net worth or joint net worth with such individual's spouse, in excess of $1,000,000. "Net worth" for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities.

                                      or

     (2) An individual that (i) had individual income (exclusive of any income attributable to such individual's spouse) of more than $200,000 for each of the past two years or joint income with such individual's spouse in excess of $300,000 in each of those years and
          (ii) reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.

     Entity Subscribers

     (3) A corporation, partnership, limited liability company, Massachusetts or similar business trust or tax-exempt organization as defined in
          Section 501(c)(3) of the Code, that (i) has total assets in excess of $5,000,000 and (ii) was not formed for the specific purpose of investing in the FuturesAccess Fund in question.

                                      or

     (4) A revocable trust which may be amended or revoked at any time by the grantors thereof, and of which all of the grantors are "accredited investors" under either Section III.B(1) or Section III.A(2) above.

                                      or

     (5) A trust (i) that has total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the FuturesAccess Fund in question and (iii) the investment decisions of which are directed by a person who has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in such FuturesAccess Fund.

                                      or

     (6) A trust for which a bank or savings and loan association is acting as fiduciary in making the investment decision to subscribe to the FuturesAccess Fund in question.

                                      or


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     (7) A bank as defined in Section 3(a)(2) of the Securities Act, acting in its fiduciary or individual capacity, or a savings and loan association or other institution as defined in Section 3(a)(5) of the Securities Act.

                                      or

     (8) An insurance company as defined in Section 2(13) of the Securities Act, acting in its individual capacity.

                                      or

     (9) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                                      or

     (10) An investment company registered under the Investment Company Act of 1940, as amended (the "Company Act") or a business development company as defined in Section 2(a)(48) of the Company Act.

                                      or

     (11) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                                      or

     (12) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

                                      or

     (13) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

                                      or

     (14) An employee benefit plan within the meaning of Title I of ERISA where (i) the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has assets in excess of $5,000,000 or (iii) the plan is a self-directed plan, with investment decisions made solely by persons who are "accredited investors," as defined in the Securities Act.

                                      or

     (15) An Entity whose equity owners are each "accredited investors," i.e., persons meeting the requirements set forth in any of Sections III.A(1)-(14) above.

IV. Indemnity. The Subscriber agrees to indemnify and hold harmless each FuturesAccess Fund, MLAI, the Selling Agent and each Investor in respect of all claims, actions, demands, losses, costs, expenses and damages, whether involving such parties or third parties, resulting from any inaccuracy in any of the Subscriber's representations or warranties made to each FuturesAccess Fund, MLAI, the Selling Agent and the Subscriber's Merrill Lynch Financial Advisor or from any breach of any of the Subscriber's agreements contained in this Program Subscription Agreement (including the Program Subscription Agreement Signature Page) or in any of the Subscriber's Purchase and Exchange Forms


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(including the Purchase and Exchange Form Signature Page), or from any unsuccessful securities proceeding brought by the Subscriber against any FuturesAccess Fund, MLAI or the Selling Agent.

V. Governing Law; Consent To Jurisdiction. THIS PROGRAM SUBSCRIPTION AGREEMENT AND ANY RELATED PURCHASE AND EXCHANGE FORM SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE CITY, COUNTY AND STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING OR CLAIM ARISING HEREUNDER, THEREUNDER OR OTHERWISE IN RESPECT OF THE PROGRAM.

VI. Power of Attorney. In connection with the acquisition of Units pursuant to this Program Subscription Agreement (and the related Program Subscription Agreement Signature Page) and a Purchase and Exchange Form (and the related Purchase and Exchange Form Signature Page), the Subscriber does hereby (in addition to, and not by way of limitation of, the Power of Attorney included in Section 10.02 of the Operating Agreement) irrevocably constitute and appoint MLAI and each officer thereof, individually, as the Subscriber's true and lawful representative and attorney-in-fact, with full power of substitution, in the Subscriber's name, place and stead: (a) (i) to receive and pay over to the related FuturesAccess Fund(s) on behalf of the Subscriber, to the extent set forth in the Operating Agreement, all funds received hereunder, and (ii) to complete or correct, on behalf of, and at the direction of, the Subscriber, all documents to be executed by the Subscriber in connection with the Subscriber's subscription for Units, including, without limitation, filling in or amending amounts, dates and other pertinent information; and (b) to execute, acknowledge, swear to, file and record (if applicable) on the Subscriber's behalf, and in the appropriate public offices if relevant: (i) the Operating Agreement (including the power of attorney included therein); (ii) all instruments which MLAI may deem necessary or appropriate to reflect virtually any amendment, change or modification of the Operating Agreement or the Certificate of Formation, including of related FuturesAccess Fund(s); and (iii) all instruments, agreements and documents which MLAI considers necessary to, or appropriate for, the operation of the related FuturesAccess Fund(s) as contemplated in the Confidential Program Disclosure Document and the Operating Agreement.

The Subscriber agrees and acknowledges that MLAI and the other Investors are relying on the continued validity of the foregoing Power of Attorney, and that the Power of Attorney granted hereby shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive and not be affected by the subsequent death, incapacity, termination, bankruptcy, insolvency or dissolution of the Subscriber.

VII. General. The Subscriber understands that this Program Subscription Agreement (including the Program Subscription Agreement Signature Page), any Purchase and Exchange Form (including the Purchase and Exchange Form Signature
Page) submitted by the Subscriber, and the representations, warranties, agreements and other provisions hereof and thereof: (a) shall be binding upon the Subscriber and the Subscriber's legal representatives, successors and assigns; (b) shall survive the Subscriber's admission as an Investor; and (c) may be executed (through the Signature Pages) by the Subscriber and accepted by any FuturesAccess Fund in one or more counterparts as well as in facsimile, each of which shall be considered an original and all of which together shall constitute one instrument.

If any provision of this Program Subscription Agreement (including the Program Subscription Agreement Signature Page) or any Purchase and Exchange Form (including the Purchase and Exchange Form Signature Page) submitted by the Subscriber is determined to be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent, and only to the extent, of such invalidity or unenforceability and only in the jurisdiction which reaches such determination. Any such provision shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

You may submit a Purchase and Exchange Form Signature Page together with the Program Subscription Agreement Signature Page or separately. However, your subscription cannot be processed until both have been received.

VIII. Legends.


                                U.S. Investors
                                      S-8

          IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF FUTURESACCESS, THE APPLICABLE FUTURESACCESS FUND(S) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. FUTURESACCESS HAS NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE CONFIDENTIAL PROGRAM DISCLOSURE DOCUMENT OR THE FUTURESACCESS FUND DESCRIPTIONS THEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF MLAI, (B) AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND (C) AS PERMITTED UNDER THE COMPANY ACT. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF AN INVESTMENT IN THE FUTURESACCESS FUNDS FOR AN INDEFINITE PERIOD OF TIME.

          THE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

          For Georgia Investors Only.

          THE UNITS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF THE CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.


                                U.S. Investors
                                      S-9

                  THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                   to access
                     SINGLE-ADVISOR MANAGED FUTURES FUNDS


                 PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                         For the Use of U.S. Investors

By executing this Program Subscription Agreement Signature Page, the Subscriber makes all of the representations, warranties, agreements, acknowledgements and undertakings set forth in the Program Subscription Agreement.

An investment in FuturesAccess is suitable only for sophisticated Investors who have the financial resources and the willingness to accept the risks inherent in an investment in FuturesAccess, and for whom an investment in FuturesAccess does not represent a complete investment program. The risks associated with an investment in FuturesAccess are described in the Confidential Program Disclosure Document. The Subscriber should carefully read the Confidential Program Disclosure Document prior to deciding whether to invest in any FuturesAccess Fund.

The Subscriber hereby makes and affirms all representations, warranties and agreements set forth on behalf of the Subscriber in the Program Subscription Agreement.

1    REGISTRATION OF UNITS (Check one):

     Must match the registration of the Merrill Lynch Account specified in
     Section 2(b) below.


              Individual Subscribers:
              -----------------------

     |_|      Individual Ownership                               |_|    Tenants in Common
                 (One signature required below)                            (all tenants must sign and initial below)
     |_|      Joint Tenants with Rights of Survivorship          |_|    Other (please specify):    ________________
                 (all tenants must sign and initial below)

              Entity Subscribers:
              -------------------
     |_|      Trust                                              |_|    Corporation
     |_|      Grantor                                            |_|    Partnership/Limited Liability Company

                                  |_| Other (please specify): ________________


2 SUBSCRIBER INFORMATION: (Information must match the Merrill Lynch Account type specified in Section 1 above.)

     The Subscriber must provide all information exactly as it is to appear on the records of FuturesAccess.

     (a) Subscriber's Name: __________________________________________________

     (b) Merrill Lynch Account to be Debited: ________________________________

     (c) Name of Merrill Lynch Financial Advisor: ____________________________

     (d) Social Security / Taxpayer ID Number (if Joint Subscribers, provide both): ______________________________________________________


     (e) Residence Address (for Individuals): ________________________________
                                                          (Street)

         _____________________________________________________________________
                   (City)              (State)            (Zip Code)

------------------------------------------------------------------------------


                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-1

     (f) Principal Place of Business
         (for Entities): _____________________________________________________
                                               (Street)

         _____________________________________________________________________
                   (City)              (State)            (Zip Code)

     (g) Correspondence Address
         (if different from above): __________________________________________
                                                    (Street)


         _____________________________________________________________________
                   (City)              (State)            (Zip Code)

     (h) Telephone Number: ___________________________________________________
                                     Business                  Home
     (i) E-Mail Address: _____________________________________________________

     (j) In correspondence, please address the Subscriber as: Dear: ________________________________________________

     (k) Date of Birth (for Individuals) (if
         Joint Subscribers, provide both): ___________________________________

     (l) Date of Organization (for Entities): ________________________________

     (m) Jurisdiction of Organization
         (for Entities): _____________________________________________________

     (n) Name of Contact Person (for Entities): ______________________________

     (o) Fiscal/Tax Year (for Entities): _____________________________________


3 SOLICITATION INFORMATION: The Subscriber first heard about FuturesAccess from:

     |_|  Merrill Lynch Financial Advisor
     |_|  Other (please specify):       ______________________________


4    SUBSCRIBER REQUIREMENTS:

     (If joint Subscribers, each must provide the required information and initial such information.)

     (a) The Subscriber is an "accredited investor," because the Subscriber satisfies the following requirement, as set forth under Section III.A of the Program Subscription Agreement. (See pages S-6 and S-7.)

          Please circle which requirement the Subscriber satisfies under
          Section III.B and initial below: (circle only one)

          Individual Subscriber:

          III.A(1)   III.A(2)


          ________________________      _________________________________
          (Initial here)                (Initial here - Joint Subscribers)

          Entity Subscribers:
          lll.A(3)   lll.A(4)   III.A(5)   III.A(6)   III.A(7)   III.A(8)
          lll.A(9)   III.A(10)  III.A(11)  III.A(12)  lll.A(13)  III.A(14)
          III.A(15) (Please complete Item 4(c), below)


          ________________________      ____________________________________
          (Initial here)                (Initial here - Joint Subscribers)


                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-2

     (b) If the Subscriber satisfies the requirements set forth under Section III.A(15) above, the Subscriber represents and warrants that it has confirmed that each equity owner of the Subscriber is an "accredited investor" in its own right, and that MLAI, based upon this representation, has a reasonable basis to accept the Subscriber as an "accredited investor."


          ________________________      ____________________________________
          (Initial here)                (Initial here - Joint Subscribers)

5    SUITABILITY AND NATURE OF INVESTMENT:

     The Subscriber understands that an investment in FuturesAccess is speculative, illiquid, long-term, and does not represent a complete investment program. The Subscriber confirms that it has (either alone or with the Subscriber's financial advisors, if any) sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in FuturesAccess. The Subscriber has considered the speculative and illiquid nature of an investment in FuturesAccess within the context of the Subscriber's total portfolio, understands that Units of the FuturesAccess Funds are only suitable for a limited portion of the risk segment of the Subscriber's overall portfolio, and can bear the various risks of such an investment.


     ________________________      ____________________________________
     (Initial here)                (Initial here - Joint Subscribers)

6    OTHER INFORMATION:

     Insurance Company General Account: The percentage of assets in such account used to purchase Units that represents the assets of "employee benefit plans" does not exceed _______%.

     Employee Benefit Plan Assets: Please check the following box if 25% or more of any class of the equity securities of the Subscriber is owned by a benefit plan organized by an employer or employee organization to provide retirement, deferred compensation, medical, death, disability, unemployment, vacation or similar benefits to employees (including IRAs, KEOGH and 401(k) plans) |_|.

7    RELATED ACCOUNTS:

     PLEASE LIST ANY OTHER ACCOUNTS OF WHICH YOU OR A MEMBER OF YOUR IMMEDIATE FAMILY IS THE PRIMARY BENEFICIARY OR BENEFICIAL OWNER AND WHICH INVEST IN FUTURESACCESS.


                       _______________________________
                       _______________________________
                       _______________________________




                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-3

8    INTERNAL REVENUE CODE CERTIFICATION:

     The Subscriber hereby represents, warrants and certifies as follows:

     ________________________________________________________________________

     (a) Under penalty of perjury, by signature below, the Subscriber certifies that the Social Security/Taxpayer ID number set forth above is the true, correct and complete Social Security/Taxpayer ID number of the Subscriber, and the Subscriber is a taxable United States person.

     (b) Under penalty of perjury, by signature below, the Subscriber certifies that the Subscriber is not subject to backup withholding, either because the Subscriber is exempt from backup withholding, or because (i) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding, or (ii) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding.

     (c) CROSS OUT ITEM (b) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

     ________________________________________________________________________

     The Subscriber agrees to notify MLAI within 30 days of any change in the information set forth in this Section 8.

9    SIGNATURE(S):

     By signing below, the Subscriber represents that: (a) if an individual, the Subscriber is at least 21 years old and legally competent; (b) if an Entity, (i) the Subscriber has been duly formed and is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by the Confidential Program Disclosure Document, the Program Subscription Agreement, each applicable Purchase and Exchange Form and each applicable Operating Agreement, including the purchase of Units,
     (ii) based upon a review of the Subscriber's constitutional documents and/or based on consultation with counsel or advisors, the Subscriber is authorized to invest in FuturesAccess, and (iii) the Signatory has been authorized by the Subscriber to execute and deliver this Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page submitted or to be submitted by the Subscriber; (c) has received and read the offering materials related to FuturesAccess and the relevant FuturesAccess Fund(s); (d) this Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page have been or will be duly and validly authorized, executed and delivered by the Subscriber; and (e) this Program Subscription Agreement Signature Page, any related Purchase and Exchange Form Signature Page and any related Operating Agreement submitted or to be submitted by the Subscriber constitutes or will constitute the valid, binding and enforceable agreement of the Subscriber.

     ------------------------------------------------------------------------
      The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
     ------------------------------------------------------------------------


                                ______________________________________________
                                (Signature of Individual Subscriber)

                                ______________________________________________
                                (Signature of Joint Subscriber, if applicable)
Dated: ___________________

  ___________________________   ______________________________________________
  Please check the following    (Name of Entity Subscriber)
  box if the Subscriber is a
  Merrill Lynch officer or
  employee:  |_|
  ___________________________   By: __________________________________________
                                    Name:
                                    Title:


                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-4

10   FINANCIAL ADVISOR ATTESTATION:

     The undersigned Financial Advisor ("FA") hereby certifies that the Subscriber is known to and is a client of the undersigned, and has had substantive discussions with the undersigned regarding the Subscriber's investment objectives. The FA confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Subscriber in the Program Subscription Agreement are true and correct, and (ii) based on information obtained from the Subscriber concerning its investment objectives, other investments, financial situation and needs, and any other information known to the FA, that an investment in FuturesAccess is suitable for the Subscriber.



     ---------------------------------------     ----------------------------------------
       Financial Advisor Production Number              Financial Advisor Signature


              FINANCIAL ADVISORS SHOULD RETURN THE COMPLETED AND
 EXECUTED PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE BY OVERNIGHT MAIL TO:

                   Merrill Lynch Alternative Investments LLC
                       800 Scudders Mill Road Section 2E
                         Plainsboro, New Jersey 08536
                  Phone: (1-800) 765-0995 Fax: (609) 282-0782
                            Attn: Document Control

                         ----------------------------

    Subscribers should retain a copy of the Program Subscription Agreement as well as a copy of this Program Subscription Agreement Signature
                           Page for their records.

                         ----------------------------


                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-5



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